Supplement dated June 30, 2023
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B, Nationwide Destination B (2.0), and Nationwide Destination Navigator (2.0) dated May 1, 2023
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
•
At a meeting of the Board of Trustees of Nationwide Variable Insurance Trust held on June 14, 2023, the Board approved the termination of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as the subadvisers to the NVIT Emerging Markets Fund (the "Fund"), effective on or about June 23, 2023 as the Fund’s new subadviser. Accordingly, all references to, and information regarding, Loomis Sayles are deleted in their entirety. NS Partners Ltd will continue to serve as the Fund’s sole subadviser.
USP-0100AO